Government Securities Equity Trust Series 11

                            Supplement to Prospectus
                             Dated February 27, 2003


                                 Exchange Option

     You may elect to exchange any or all of your units of any series of Government Securities Equity Trust for Units of this Trust. The applicable sales charge in connection with the exchange will be $25 per 100 units of the Trust. If the remaining deferred sales charge exceeds $25 per 100 Units at the time of exchange, the purchase price of the Units per 100 Units will be credited by the amount that the remaining deferred sales charge exceeds $25 per 100 Units. If the remaining DSC is less than the applicable sales charge, the Unit will be subject to the remaining DSC and the sales charge payable at the time of the exchange will be the difference between the amount of the sales charge and the remaining DSC.

                                Employee Discount

     The Sponsor intends, at its discretion, to permit its employees and employees of its affiliates to purchase Units of the Trust at a price based on the bid side evaluation of such Treasury Obligations and the net asset value of Fund Shares in the Trust plus a reduced sales charge equal to the greater of the Deferred Sales Charge per Unit or $5.00 per 100 Units.